UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.            )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Certara, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V38295-P04243 CERTARA, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 CERTARA, INC. 2024 Annual Meeting Vote by May 20, 2024 11:59 PM ET You invested in CERTARA, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 21, 2024. Vote Virtually at the Meeting* May 21, 2024 9:00 AM, Eastern Time Virtually at: www.virtualshareholdermeeting.com/CERT2024 Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V38296-P04243 1. To elect the three Class 1 directors named in our Proxy Statement to hold office until the 2027 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified. Nominees: 1a. James Cashman III For 1b. Nancy Killefer For 1c. David Spaight For 2. To approve two separate proposals to amend our Amended and Restated Certificate of Incorporation (our “Certificate of Incorporation”): 2a. Amend our Certificate of Incorporation to limit the liability of certain officers of Certara as permitted pursuant to the Delaware General Corporation Law; and For 2b. Amend our Certificate of Incorporation to make certain technical changes, including to remove inoperative provisions related to our former majority stockholder and other immaterial changes. For 3. Ratification of the selection of RSM US LLP as our independent registered public accounting firm for 2024. For 4. A non-binding advisory vote to approve the compensation of our named executive officers. For NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.